Exhibit 99.1

© [year] NRG Energy, Inc. All rights reserved. / Proprietary and Confidential Information NRG Energy Inc. NRG Business Update Announcement of Definitive Agreement to Acquire Direct Energy and 2Q Update July 24, 2020

© [year] NRG Energy, Inc. All rights reserved. / Proprietary and Confidential Information 1 Safe Harbor Forward - Looking Statements In addition to historical information, the information presented in this presentation includes forward - looking statements within the meaning of Section 27 A of the Securities Act of 1933 and Section 21 E of the Exchange Act . These statements involve estimates, expectations, projections, goals, assumptions, known and unknown risks and uncertainties and can typically be identified by terminology such as “may,” “should,” “could,” “objective,” “projection,” “forecast,” “goal,” “guidance,” “outlook,” “expect,” “intend,” “seek,” “plan,” “think,” “anticipate,” “estimate,” “predict,” “target,” “potential” or “continue” or the negative of these terms or other comparable terminology . Such forward - looking statements include, but are not limited to, statements about the Company’s future revenues, income, indebtedness, capital structure, plans, expectations, objectives, projected financial performance and/or business results and other future events, and views of economic and market conditions . Although NRG believes that its expectations are reasonable, it can give no assurance that these expectations will prove to be correct, and actual results may vary materially . Factors that could cause actual results to differ materially from those contemplated herein include, among others, the potential impact of COVID - 19 or any other pandemic on the Company’s operations, financial position, risk exposure and liquidity, general economic conditions, hazards customary in the power industry, weather conditions, competition in wholesale power markets, the volatility of energy and fuel prices, failure of customers to perform under contracts, changes in the wholesale power markets, changes in government regulations, the condition of capital markets generally, our ability to access capital markets, cyberterrorism and inadequate cybersecurity, unanticipated outages at our generation facilities, adverse results in current and future litigation, failure to identify, execute or successfully implement acquisitions, repowerings or asset sales, our ability to implement value enhancing improvements to plant operations and companywide processes, our ability to achieve margin enhancement under our publicly announced transformation plan, our ability to achieve our net debt targets , our ability to maintain investment grade credit metrics, our ability to proceed with projects under development or the inability to complete the construction of such projects on schedule or within budget, the inability to maintain or create successful partnering relationships, our ability to operate our business efficiently, our ability to retain retail customers, our ability to realize value through our commercial operations strategy, the ability to successfully integrate businesses of acquired companies, our ability to realize anticipated benefits of transactions (including expected cost savings and other synergies) or the risk that anticipated benefits may take longer to realize than expected, and our ability to execute our Capital Allocation Plan . Achieving investment grade credit metrics is not a indication of or guarantee that the Company will receive investment grade credit ratings . D ebt and share repurchases may be made from time to time subject to market conditions and other factors, including as permitted by United States securities laws . Furthermore, any common stock dividend is subject to available capital and market conditions . NRG undertakes no obligation to update or revise any forward - looking statements, whether as a result of new information, future events or otherwise, except as required by law . The adjusted EBITDA, free cash flow guidance and excess cash guidance are estimates as of July 24 , 2020 . These estimates are based on assumptions the company believed to be reasonable as of that date . NRG disclaims any current intention to update such guidance, except as required by law . The foregoing review of factors that could cause NRG’s actual results to differ materially from those contemplated in the forward - looking statements included in this presentation should be considered in connection with information regarding risks and uncertainties that may affect NRG's future results included in NRG's filings with the Securities and Exchange Commission at www . sec . gov .

© [year] NRG Energy, Inc. All rights reserved. / Proprietary and Confidential Information 2 $ 574 Q2 YTD $ 922 $ 469 $ 801 Q2 Business Updates Strong Results and Outlook Initiating 2021 NRG Standalone Guidance and Business Updates Preliminary Year - to - Date Results Adjusted EBITDA +15% Strong Financial and Operational Results Top decile safety performance Resilient financial and operational results through current social and economic cycle Current share count of 244 MM Earnings and 10 - Q materials to be posted Aug 6 th +22% NRG Standalone 2021E Guidance Adjusted EBITDA $1,900 – $2,100 Free Cash Flow before Growth $1,275 – $1,475 Reaffirming 2020 Guidance $ 1,900 - $2,100 Other Strategic Updates • Opportunistic Liability Management • Midwest Generation: announcing lease termination for Powerton & Joliet assets, $112 MM net cash cost • Portfolio / Real - Estate Optimizations • Agua Caliente: expected net proceeds of $120 MM • Encina Site Improvement: $25 MM in 2021, expected sale net proceeds and timeline to be announced ($ millions) ($ millions) 2019 2020 Strong 2020 Results and 2021 Outlook Reaffirming 2020 Guidance NRG Business Update Business Update Financial Update Closing Remarks Appendix

© [year] NRG Energy, Inc. All rights reserved. / Proprietary and Confidential Information 3 1 Includes Corporate segment Highlights: • 2Q results drive YTD EBITDA ~$100 MM higher vs 2019 ‒ Contribution from Stream and lower supply costs ‒ Further details to come with earnings release on August 6 th • Expect lower COVID - 19 related costs vs 1Q update requiring less cost management to offset • Executed agreement to purchase MWG leases (Powerton/Joliet) for ~$260 MM ‒ Funded with $112 MM of capital allocation and $148 MM of debt on a credit neutral basis ‒ Streamline balance sheet ‒ Expands optimization alternatives 2Q 2020 Results ($ millions) 6/30/2020 Reaffirming Full Year Guidance Three Months Ended Six Months Ended Texas $378 $573 $ 1,350 - 1,500 East/West/Other 1 196 349 $ 550 - 600 Adjusted EBITDA $574 $922 $1,900 - $2,100 COVID Impact Moderating; Reaffirming 2020 Guidance NRG Business Update Business Update Financial Update Closing Remarks Appendix

© [year] NRG Energy, Inc. All rights reserved. / Proprietary and Confidential Information 4 Appendix: Reg. G Schedules

© [year] NRG Energy, Inc. All rights reserved. / Proprietary and Confidential Information 5 Appendix Table A - 1: NRG Guidance The following table summarizes the calculation of Free Cash Flow before Growth and provides a reconciliation to Adjusted EBIT DA and to Income from Continuing Operations: Reg. G ($ millions) Guidance Income from Continuing Operations 1 $980 - $1,180 Income tax 20 Interest Expense 335 Depreciation, Amortization, Contract Amortization, and ARO Expense 480 Adjustment to reflect NRG share of Adjusted EBITDA in unconsolidated affiliates 65 Other Costs 2 20 Adjusted EBITDA $1,900 - $2,100 Interest payments (335) Income tax (20) Working capital / other assets and liabilities (95) Adjusted Cash Flow from Operations $1,450 - $1,650 Maintenance capital expenditures, net (165) – (185) Environmental capital expenditures, net (0) - (5) Free Cash Flow before Growth $1,275 - $1,475 1 For purposes of guidance fair value adjustments related to derivatives are assumed to be zero ; 2 Includes deactivation costs and cost - to - achieve expenses NRG Business Update Business Update Financial Update Closing Remarks Appendix

© [year] NRG Energy, Inc. All rights reserved. / Proprietary and Confidential Information 6 Reg. G Appendix Table A - 3: Second Quarter 2019 Adjusted EBITDA Reconciliation The following table summarizes the calculation of Adjusted EBITDA and provides a reconciliation to Income/(Loss) from Continu ing Operations ($ millions) QTD June 30, 2019 YTD June 30, 2019 Income/(Loss) from Continuing Operations 189 283 Plus: Interest expense, net 99 206 Income tax (1) 3 Loss on debt extinguishment 47 47 Depreciation and amortization 85 170 ARO Expense 7 14 Contract amortization 6 11 EBITDA 432 734 Adjustment to reflect NRG share of adjusted EBITDA in unconsolidated affiliates 33 65 Acquisition - related transaction & integration costs 1 1 Reorganization costs 2 15 Legal Settlement 11 11 Deactivation costs 9 13 Other non - recurring charges 1 2 Impairments 1 1 Mark to market (MtM) (gains)/losses on economic hedges (21) (41) Adjusted EBITDA 469 801 NRG Business Update Business Update Financial Update Closing Remarks Appendix

© [year] NRG Energy, Inc. All rights reserved. / Proprietary and Confidential Information 7 Reg. G Appendix Table A - 4: Three Months and Six Months ended 6/30/20 Adjusted EBITDA Reconciliation by Operating Segment The following table summarizes the calculation of Adjusted EBITDA and provides a reconciliation to Income/(Loss) from Continu ing Operations 1 Includes International, remaining renewables and eliminations ($ in millions) Texas East West/ Other 1 Corp/Elim Total Texas East West/ Other 1 Corp/Elim Total Income/(Loss) from Continuing Operations 350 146 25 (208) 313 512 170 66 (314) 434 Plus: Interest expense, net - 2 1 91 94 - 6 1 181 188 Income tax - - 1 100 101 - - 1 123 124 Loss on debt extinguishment - - - - - - 1 - - 1 Depreciation and amortization 59 33 8 10 110 118 66 16 19 219 ARO Expense 3 3 1 - 7 7 11 1 (1) 18 Contract amortization 1 - - - 1 2 - - - 2 EBITDA 413 184 36 (7) 626 639 254 85 8 986 - - - - - Adjustment to reflect NRG share of adjusted EBITDA in unconsolidated affiliates 1 - 24 - 25 2 - 48 - 50 Acquisition-related transaction & integration costs - - - 2 2 1 - - 2 3 Reorganization costs - - - (1) (1) 1 - - 2 3 Deactivation costs 2 - 1 - 3 2 - 2 (1) 3 Gain on sale of business - - - - - - - - (15) (15) Other non recurring charges 3 (1) (1) 5 6 - (1) - 6 5 Impairments - - - - - 18 - - - 18 Mark to market (MtM) (gains)/losses on economic hedges (41) (45) (1) - (87) (90) (25) (16) - (131) Adjusted EBITDA 378 138 59 (1) 574 573 228 119 2 922 Three Months ended 6/30/20 Six Months ended 6/30/20 NRG Business Update Business Update Financial Update Closing Remarks Appendix

© [year] NRG Energy, Inc. All rights reserved. / Proprietary and Confidential Information 8 Reg. G EBITDA and Adjusted EBITDA are non - GAAP financial measures. These measurements are not recognized in accordance with GAAP and sh ould not be viewed as an alternative to GAAP measures of performance. The presentation of Adjusted EBITDA should not be construed as an inference that NRG’s future results will be unaffected by unusual or non - recurring items. EBITDA represents net income before interest (including loss on debt extinguishment), taxes, depreciation and amortization. E BIT DA is presented because NRG considers it an important supplemental measure of its performance and believes debt - holders frequently use EBITDA to analyze operating performance and debt service capacity. EBITDA has limitations as an analytical tool, and you should not con sider it in isolation, or as a substitute for analysis of our operating results as reported under GAAP. Some of these limitations are: EBITDA does not reflect cash expenditures, or future requirements for capital expenditures, or contractual commitments; EBITDA does not reflect changes in, or cash requirements for, working capital needs; EBITDA does not reflect the significant interest expense, or the cash requirements necessary to service interest or principal pa yments, on debt or cash income tax payments; Although depreciation and amortization are non - cash charges, the assets being depreciated and amortized will often have to be re placed in the future, and EBITDA does not reflect any cash requirements for such replacements; and Other companies in this industry may calculate EBITDA differently than NRG does, limiting its usefulness as a comparative mea sur e. Because of these limitations, EBITDA should not be considered as a measure of discretionary cash available to use to invest i n t he growth of NRG’s business. NRG compensates for these limitations by relying primarily on our GAAP results and using EBITDA and Adjusted EBI TDA only supplementally. See the statements of cash flow included in the financial statements that are a part of this news release. Adjusted EBITDA is presented as a further supplemental measure of operating performance. As NRG defines it, Adjusted EBITDA r epr esents EBITDA excluding impairment losses, gains or losses on sales, dispositions or retirements of assets, any mark - to - market gains or losses from accounting for derivatives, adjustments to exclude the Adjusted EBITDA related to the non - controlling interest, gains or losses on the repurchase, modification or extinguishment of debt, the impact of restructuring and any extraordinary, unusual or non - recurring items plus adjustments to reflect the Adjusted EBITDA from our unconsolidated investments. The reader is encouraged to evaluate each adjus tment and the reasons NRG considers it appropriate for supplemental analysis. As an analytical tool, Adjusted EBITDA is subject to all of the limitations applicable to EBITDA. In addition, in evaluating Adjusted EBITDA, the reader should be aware that in the future NRG may incur ex penses similar to the adjustments in this news release. Management believes Adjusted EBITDA is useful to investors and other users of NRG's financial statements in evaluating its op era ting performance because it provides an additional tool to compare business performance across companies and across periods and ad jus ts for items that we do not consider indicative of NRG’s future operating performance. This measure is widely used by debt - holders to a nalyze operating performance and debt service capacity and by equity investors to measure our operating performance without regard t o i tems such as interest expense, taxes, depreciation and amortization, which can vary substantially from company to company depending upo n a ccounting methods and book value of assets, capital structure and the method by which assets were acquired. Management uses Adjusted EB ITD A as a measure of operating performance to assist in comparing performance from period to period on a consistent basis and to readil y v iew operating trends, as a measure for planning and forecasting overall expectations, and for evaluating actual results against s uch expectations, and in communications with NRG's Board of Directors, shareholders, creditors, analysts and investors concerning its financial pe rformance. NRG Business Update Business Update Financial Update Closing Remarks Appendix

© [year] NRG Energy, Inc. All rights reserved. / Proprietary and Confidential Information 9 Reg. G Adjusted cash flow from operating activities is a non - GAAP measure NRG provides to show cash from operations with the reclassifi cation of net payments of derivative contracts acquired in business combinations from financing to operating cash flow, as well as the add bac k of merger, integration and related restructuring costs. The Company provides the reader with this alternative view of operating cash flo w b ecause the cash settlement of these derivative contracts materially impact operating revenues and cost of sales, while GAAP requires NRG to treat them as if there was a financing activity associated with the contracts as of the acquisition dates. The Company adds back merger, in tegration related restructuring costs as they are one time and unique in nature and do not reflect ongoing cash from operations and the y a re fully disclosed to investors. Free cash flow (before Growth investments) is adjusted cash flow from operations less maintenance and environmental capital e xpe nditures, net of funding, preferred stock dividends and distributions to non - controlling interests and is used by NRG predominantly as a f orecasting tool to estimate cash available for debt reduction and other capital allocation alternatives. The reader is encouraged to evaluate ea ch of these adjustments and the reasons NRG considers them appropriate for supplemental analysis. Because we have mandatory debt service requirements (and other non - discretionary expenditures) investors should not rely on free cash flow before Growth investments as a measure of cash available for discretionary expenditures. Free Cash Flow before Growth Investment is utilized by Management in making decisions regarding the allocation of capital. Fr ee Cash Flow before Growth Investment is presented because the Company believes it is a useful tool for assessing the financial performanc e i n the current period. In addition, NRG’s peers evaluate cash available for allocation in a similar manner and accordingly, it is a meaningf ul indicator for investors to benchmark NRG's performance against its peers. Free Cash Flow before Growth Investment is a performance measure and is not intended to represent net income (loss), cash from operations (the most directly comparable U.S. GAAP measure), or liquidity and is not necessarily comparable to similarly titled measures reported by other companies. NRG Business Update Business Update Financial Update Closing Remarks Appendix